SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 2002


                          BUCKHEAD AMERICA CORPORATION
               (Exact name of registrant as specified in charter)


                         Commission File Number 0-22132

                Delaware                                 58-2023732
     (State or other jurisdiction of          (IRS Employer Identification No.)
             incorporation)


          7000 Central Parkway
                Suite 850                                   30328
            Atlanta, Georgia                              Zip Code)
(Address of principal executive offices)



        Registrant's telephone number including area code (770) 393-2662



          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On May 24, 2002, Buckhead America Corporation (the "Company") published the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number         Description
         --------------         --------------
         99.1                   Press Release dated May 24, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BUCKHEAD AMERICA CORPORATION


Date:  May 28, 2002               By:   /s/ Robert B. Lee
                                        ---------------------------------------
                                        Robert B. Lee, Vice President and Chief
                                        Financial Officer

                                  EXHIBIT INDEX

         Exhibit Number         Description
         --------------         --------------
         99.1                   Press Release dated May 24, 2002


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